TRANSAMERICA SERIES TRUST

Transamerica WMC US Growth II VP

Supplement to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information

The Board of Trustees has approved a reorganization pursuant to which the assets of Transamerica WMC US Growth II VP (the “Target Portfolio”) would be acquired, and its liabilities would be assumed, by Transamerica S&P 500® Index VP (formerly, Transamerica US Equity Index VP) (the “Acquiring Portfolio”), each a series of Transamerica Series Trust, in exchange for shares of the Acquiring Portfolio. The Target Portfolio would then be liquidated, and shares of the Acquiring Portfolio would be distributed to the Target Portfolio investors.

Under the reorganization, Target Portfolio holders would receive shares of the Acquiring Portfolio with the same aggregate net asset value as their shares of the Target Portfolio. The proposed reorganization is not expected to qualify as a tax-free reorganization for Federal income tax purposes. Holders of annuity and insurance contracts funded by insurance company separate accounts invested in the Target Portfolio are not expected to recognize any income or gain as a result of the reorganization.

The reorganization of the Target Portfolio into the Acquiring Portfolio is subject to investor approval. A proxy statement/prospectus describing the reorganization is expected to be mailed to Target Portfolio investors in October 2020. If the reorganization is approved by Target Portfolio investors and all other closing conditions are satisfied, it is expected that the reorganization would occur in the fourth quarter. Effective on or about October 30, 2020, the Target Portfolio will be closed to all investments. Prior to that date, investors can continue to purchase, redeem and exchange shares of the Target Portfolio subject to the limitations described in the Prospectus and Summary Prospectus.

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Investors Should Retain this Supplement for Future Reference

August 10, 2020